Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Supplement to the Statement of Additional Information of each series of AMT Funds, as amended and supplemented

Effective immediately, the following changes apply to the Statement of Additional Information for each series of the AMT Funds (each a “Fund”):

(1) The following is added as the third full paragraph to the section titled “Portfolio Holdings Disclosure – Portfolio Holdings Disclosure Policy” of each Fund’s Statement of Additional Information:

NBIA serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Funds, and in some cases, these other funds and accounts may publicly disclose portfolio holdings on a more frequent basis than is required for the Funds. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

(2) The second sentence in the section titled “Portfolio Holdings Disclosure – Portfolio Holdings Approved Recipients – Rating, Ranking and Research Agencies.” of each Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Each Fund provides its complete portfolio holdings to: Lipper, a Refinitiv company, on the sixth business day following each month-end and Bloomberg and Morningstar on the sixth calendar day following month-end if the Fund posts its holdings monthly (but if a Fund posts its holdings quarterly, it provides its holdings on a quarterly basis on the 16th calendar day following the relevant quarter-end).

The date of this supplement is December 15, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com